SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 March 30, 2000

                    ----------------------------------------


                               THERMO SENTRON INC.
             (Exact name of Registrant as specified in its charter)


Delaware                         1-14254                              41-1827303
(State or other                (Commission                      (I.R.S. Employer
jurisdiction of                 File Number)              Identification Number)
incorporation or
organization)


501 90th Avenue NW
Minneapolis, Minnesota                                                     55433
 (Address of principal executive offices)                             (Zip Code)


                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)

This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include those set forth under the heading "Forward-looking Statements" in Exhibit 13 to the company's annual report on Form 10-K for the year ended January 1, 2000. These include risks and uncertainties relating to: international operations, government regulation and approvals, competition, the company's acquisition strategy, the impact of technological change and new products, potential fluctuation in quarterly performance, and the company's cash management arrangement with Thermo Electron.

Item 5.     Other Events

      On March 31, 2000, the Registrant issued a press release, attached hereto as Exhibit 99, regarding the previously announced tender offer for its shares of common stock, $.01 par value per share, by its parent corporation, Thermedics Inc.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits

            99 Press Release dated March 31, 2000.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 31st day of March, 2000.



                                        THERMO SENTRON INC.



                                        By:  /s/ Theo Melas-Kyriazi
                                             ------------------------------
                                             Theo Melas-Kyriazi
                                             Chief Financial Officer

                                                                      Exhibit 99

Investor Contact: 781-622-1111
Media Contact: 781-622-1252

                Cash Tender Offer for Thermo Sentron Completed

MINNEAPOLIS, Minn., March 31, 2000 - Thermo Sentron Inc. (ASE-TSR), a Thermo Electron company, announced today that its parent company, Thermedics Inc. (ASE-TMD), has successfully completed its cash tender offer of $15.50 per share for any and all outstanding shares of Thermo Sentron common stock.

      The offer and withdrawal rights expired at midnight on Thursday, March 30, 2000. Based on the preliminary report of the depositary for the offer, American Stock Transfer & Trust Company, approximately 1,144,000 Thermo Sentron shares were tendered. This brings Thermedics' and Thermo Electron's combined equity ownership in Thermo Sentron to approximately 98.6 percent. Thermedics expects to complete the spin-in of Thermo Sentron by Tuesday, April 4, through a short-form merger. The short-form merger does not require Thermo Sentron board or shareholder approval.

      Shareholders who tendered their shares in the tender offer will receive payment for their shares shortly. Shareholders who did not tender their shares will also receive $15.50 per share in the short-form merger. Information outlining what steps these Thermo Sentron shareholders must take to obtain payment will be mailed within a week to 10 days.

     The complete terms and conditions of the tender offer are set forth in the offer to purchase, letter of transmittal, and other related materials, which were filed with the Securities and Exchange Commission on March 3, 2000.

      Thermo Sentron Inc. develops, manufactures, and markets high-speed precision-weighing and inspection equipment for packaging lines in the food, pharmaceutical, mail order, and other industries, as well as for industries using bulk materials. The company's products for the packaged-goods market include checkweighers and metal detectors. Thermo Sentron is a public subsidiary of Thermedics Inc., another Thermo Electron company. More information is available on the Internet at http://www.thermo.com/subsid/tsr1.html.

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include those set forth under the heading "Forward-looking Statements" in Exhibit 13 to the company's annual report on Form 10-K for the year ended January 1, 2000. These include risks and uncertainties relating to: international operations, government regulation and approvals, competition, acquisition strategy, the impact of technological change and new products, potential fluctuation in quarterly performance, and the company's cash management arrangement with Thermo Electron.